Exhibit 10.3

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 34

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 34 (SA-34), entered into as of October 13, 2021 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer and Boeing desire to administratively update the Purchase Agreement to incorporate Letter Agreement FED-PA-3157-LA-2104529, Revision of Certain 777 Option Aircraft, dated October 1, 2021, in which Customer and Boeing agreed to revise the delivery dates and option exercise dates of two (2) Option Aircraft, as shown in the table below;

Existing Delivery Month of Option Aircraft	Revised Delivery Month of Option Aircraft	Existing Option Exercise Date	Revised Option Exercise Date
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

C. WHEREAS, Customer and Boeing desire to document details of the existing Aircraft in a more consistent manner, in order to provide clarification throughout the Purchase Agreement;

P.A. No. 3157	1	SA-34

BOEING PROPRIETARY

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D. WHEREAS, Customer and Boeing desire to administratively update the Purchase Agreement to document that four (4) Aircraft identified in Table 1-E2, each became a firm Aircraft on the Determination Date (Firm Block E2 Aircraft) set forth in the table below, and in accordance with the terms of Letter Agreement 6-1162-RR0-1068R1, Special Provision - Block B and Block E2 Aircraft;

Aircraft Block	MSN[1]	Table	Determination Date	Delivery Month of Aircraft
E2	66262	1-E2	[*]	[*]
E2	66263	1-E2	[*]	[*]
E2	66264	1-E2	[*]	[*]
E2	66265	1-E2	[*]	[*]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this SA-34.

2. Revise and replace in its entirety the Letter Agreement 6-1162-RRO-1062, Option Aircraft, with Letter Agreement 6-1162-RRO-1062R1, Option Aircraft, attached hereto, to reflect the revised delivery dates and revised option exercise dates of two (2) Option Aircraft described in Recital Paragraph B above. For the avoidance of doubt, Boeing and Customer acknowledge and agree that the rescheduling of the two (2) Option Aircraft described in Recital Paragraph B above is not made pursuant to paragraph 4.2 of Letter Agreement 6-1162-RRO-1062, Option Aircraft, and accordingly, [*]. Boeing and Customer further agree that, notwithstanding the reschedule, the Option Aircraft described in Recital Paragraph B will retain the performance guarantees set forth in 6-1162-RRO-1065, Performance Guarantees for Block B Aircraft.

3. Revise and replace in its entirety the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, with the Attachment to Letter Agreement 6-1162-RRO-1062R1, Option Aircraft, attached hereto, to reflect the revised delivery dates and revised option exercise dates of two (2) Option Aircraft described in Recital Paragraph B above.

[1]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

P.A. No. 3157	2	SA-34

BOEING PROPRIETARY

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4. Remove and replace, in its entirety, Letter Agreement 6-1162-RRO-1067R1, Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062, with Letter Agreement 6 1162-RRO-1067R2, Special Matters for Options as detailed in Letter Agreement 6-1162- RRO-1062R1, attached hereto, to reflect the letter agreement revision described in Article 3 above.

5. Revise and replace in its entirety, Table 1-E1 with a revised Table 1-E1, attached hereto, revised to include (i) the relevant manufacture serial numbers2, (ii) the applicable block, and (iii) the applicable [*], to conform the format of Table 1-E1 to be consistent with the format of the other tables in the Purchase Agreement, as described in Recital Paragraph C above.

6. Revise and replace in its entirety, Table 1-E2 with a revised Table 1-E2, attached hereto, revised to include (i) the relevant manufacture serial numbers2, (ii) the applicable block, (iii) the applicable [*], to conform the format of Table 1-E2 to be consistent with the format of the other tables as described in Recital Paragraph C above; and (iv) a note confirming the nature of the four (4) Firm Block E2 Aircraft as firm, as described in Recital Paragraph D above.

7. Add Letter Agreement FED-PA-3157-LA-2104529, Revision of Certain 777 Option Aircraft Terms, dated October 1, 2021, to incorporate the previously agreed to changes described in Recital Paragraph B above.

8. This SA-34 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to October 21, 2021.

9. References in the Purchase Agreement and any supplemental agreements and associated letter agreements to letter agreement listed in the left column of the below table shall be deemed to refer to the corresponding letter agreement listed in the right column of the below table.

Reference	Replacement Reference
6-1162-RRO-1062	6-1162-RRO-1062R1
6-1162-RRO-1067R1	6-1162-RRO-1067R2

[2]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

P.A. No. 3157	3	SA-34

BOEING PROPRIETARY

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EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn
Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn
Title:	Vice President	Title:	Attorney-In-Fact

P.A. No. 3157	4	SA-34

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	30

1-A	Block B Firm Aircraft Information Table	31

1-B	Block B Conditional Firm Aircraft Information Table	30

1-C	Block C Aircraft Information Table	13

1-C1	Block C Aircraft Information Table (MSN 39285)	11

1-C2	Block C Aircraft Information Table	29

1-D	Block D Aircraft Information Table	31

1-E1	Block E Firm Aircraft Information Table (Block E1)	34

1-E2	Block E Conditional Firm and Firm Aircraft Information Table (Block E2)	34

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11

A4.	Aircraft Configuration (Block D Aircraft)	12

A5.	Aircraft Configuration (Block E Aircraft)	30

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

P.A. No. 3157	5	SA-34

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	Demonstrated Compliance

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799R1	[*]	24

6-1162-RRO-1062R1	Option Aircraft	34

	Attachment to Letter 6-1162-RRO-1062R1	34

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22

6-1162-RRO-1067R2	Special Matters for Option Aircraft detailed in	34

	Letter Agreement 6-1162-RRO-1062R1

6-1162-RRO-1068R1	Special Provision – Block B and Block E2 Aircraft	30

FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20

FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19

6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20

6-1162-SCR-137	777F Miscellaneous Matters	20

6-1162-SCR-154	[*] Letter	22

6-1162-SCR-155	[*] Engine Hard Mount Letter	22

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23

6-1162-SCR-193R1	[*] Matters and [*] Special Matters	30

P.A. No. 3157	6	SA-34

BOEING PROPRIETARY

*Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

		SA
LETTER AGREEMENT (Con’t)		NUMBER

6-1162-LKJ-0726	[*] –	24
	SA-24 Accelerated Block B Aircraft

6-1162-LKJ-0737R1	Special Matters – SA-26 Accelerated Block C Aircraft	29

6-1162-LKJ-0758	Special Matters – SA-27 Accelerated Block B Aircraft	27

6-1162-LKJ-0768	Special Matters – SA-28 Accelerated Aircraft	28

6-1162-LKJ-0766	Special Matters – SA-29 Accelerated Aircraft	29

6-1162-LKJ-0767	Special Considerations – SA-29	29

FED-PA-3157-LA-1802894	Special Matters for Block E Aircraft	30

6-1169-LKJ-0776	SA-30 Option Aircraft	30

6-1169-LKJ-0777	Special Matters – SA-30 Option Aircraft	30

6-1169-LKJ-0778R1	SA-30 and SA-32 [*] Matters	32

FED-PA-3157-LA-2000906	[*] as related to SA-32 and SA-14	32

FED-PA-3157-LA-1902776R1	Revisions to the Detailed Specification and Associated Unincorporated Changes Pricing for 777F Aircraft	33

FED-PA-3157-LA-2104529	Revision of Certain 777 Option Aircraft	34

P.A. No. 3157	7	SA-34

BOEING PROPRIETARY

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	June 10, 2016

P.A. No. 3157	8	SA-34

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 26	February 10, 2017

Supplemental Agreement No. 27	October 12, 2017

Supplemental Agreement No. 28	January 28, 2018

Supplemental Agreement No. 29	February 2, 2018

Supplemental Agreement No. 30	June 18, 2018

Supplemental Agreement No. 31	September 14, 2018

Supplemental Agreement No. 32	February 28, 2020

Supplemental Agreement No. 33	December 30, 2020

Supplemental Agreement No. 34	October 13, 2021

P.A. No. 3157	9	SA-34

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RRO-1062R1

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in the Tables to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 777-FREIGHTER aircraft as option aircraft (Option Aircraft). The delivery months, number of aircraft, Advance Payment Base Price per Option Aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.	Aircraft Description and Changes

1.1 Option Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification of the Option Aircraft will be D019W007FED7F-1, Rev NEW, as revised to reflect:

(i)	Changes that have been made to the Detail Specification of Customer’s Aircraft under the Purchase Agreement between the date of this letter and the time of Customer’s exercise of each option;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

1.3 [*].

LA No. 6-1162-RRO-1062R1 Option Aircraft Page 1	P.A. No. 3157 (SA-34)

BOEING PROPRIETARY

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2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Changes. The price of the Option Aircraft will be adjusted to reflect changes discussed in paragraph 1.2 above, provided that the price for changes in 1.2 (ii) are subject to the terms of Section 3.2.2 of the AGTA [*].

2.2.2 Optional Features. Unless otherwise agreed by the parties, the Option Aircraft will contain the same Optional Features shown in Exhibit A2 to the Purchase Agreement, and the price of such Optional Features is shown in the Attachment hereto.

2.2.3 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft.

3. Payment.

3.1 [*].

LA No. 6-1162-RRO-1062R1 Option Aircraft Page 2	P.A. No. 3157 (SA-34)

BOEING PROPRIETARY

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3.2 Following option exercise, advance payments in the amounts and at the dates pursuant to the appropriate advance payment schedule as set forth in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 Customer may exercise an option by giving written notice to Boeing on or before the date [*] prior to the delivery dates listed in the Attachment (Option Exercise Date). Upon option exercise, Boeing will have the right to adjust the scheduled delivery by [*].

a.

Notwithstanding Section 4.1 above, Customer and Boeing agreed to revise the Option Exercise Date of two (2) Option Aircraft to [*], pursuant to Letter Agreement FED-PA-3157-LA- 2104529; Revision of Certain 777 Option Aircraft, dated October 1, 2021.

4.2 [*].

LA No. 6-1162-RRO-1062R1 Option Aircraft Page 3	P.A. No. 3157 (SA-34)

BOEING PROPRIETARY

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5. Contract Terms.

Boeing and Customer will use their best efforts to amend the definitive agreement to add the exercised Option Aircraft as an Aircraft within 30 days following option exercise.

6. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By /s/ McKenzie Kuckhahn

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 13 , 2021

FEDERAL EXPRESS CORPORATION

By /s/ Kevin A. Burkhart

Its Vice President

Attachment

LA No. 6-1162-RRO-1062R1 Option Aircraft Page 4	P.A. No. 3157 (SA-34)

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RRO-1067R2

Federal Express Corporation

3131 Democrat Road

Memphis TN 38125

Subject: Special Matters for Options as detailed in Letter Agreement 6-1162-RRO-1062R1

Reference:	A)	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)

B)	Letter Agreement 6-1162-RRO-1062R1 Option Aircraft

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162- RRO-1067R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	[*]

[*]

2.	[*]

[*]

3.	[*]

[*]

4.	[*]

6-1162-RRO-1067R2	P.A. No. 3157 (SA-34) Page 1

BOEING PROPRIETARY

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[*]

5.	[*]

[*]

6.	INCREMENTAL AIRCRAFT COMMITMENT [*].

[*]

7.	ADVANCE PAYMENT SETOFF RIGHTS

Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.

8.	[*]

[*]

6-1162-RRO-1067R2	P.A. No. 3157 (SA-34) Page 2

BOEING PROPRIETARY

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9.	[*]

[*]

10.	[*]

[*]

11.	ASSIGNMENT

The [*] described in this Letter Agreement are [*] to Customer in consideration of Customer becoming the operator of the Option Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

6-1162-RRO-1067R2	P.A. No. 3157 (SA-34) Page 3

BOEING PROPRIETARY

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12.	PUBLIC ANNOUNCEMENT

Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Option Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.

13.	CONFIDENTIAL TREATMENT.

Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /s/ McKenzie Kuckhahn

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 13 , 2021

FEDERAL EXPRESS CORPORATION

By /s/ Kevin A. Burkhart

Its Vice President

6-1162-RRO-1067R2	P.A. No. 3157 (SA-34) Page 4

BOEING PROPRIETARY

6-1162-RRO-1067R2	P.A. No. 3157 (SA-34) Page 5

BOEING PROPRIETARY

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B777F aircraft  manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not  otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.